                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY
                                   OCTOBER 24, 2001      [CONSUMERS ENERGY LOGO]
Securitized Products Group
--------------------------------------------------------------------------------



                             COMPUTATIONAL MATERIALS
                             [CONSUMERS ENERGY LOGO]
                              CONSUMERS FUNDING LLC
                                  $468,592,000
                       SECURITIZATION BONDS SERIES 2001-1

                   ------------------------------------------


               NOTE: REDS ARE CURRENTLY AVAILABLE ELECTRONICALLY.
                     WEBSITE AVAILABLE AT: WWW.CMSENERGY.COM
                         (CLICK ON INVESTOR INFORMATION)
            BLOOMBERG ROADSHOW AVAILABLE ON WEDNESDAY, OCTOBER 24TH:
                     TYPE MSRD [[GO]], THEN FOLLOW THE MENUS


                   ------------------------------------------


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated considers reliable. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus Supplement and the accompanying Prospectus. Such Prospectus Supplement and Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus Supplement and the accompanying Prospectus. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request, Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any be Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY
                                   OCTOBER 24, 2001      [CONSUMERS ENERGY LOGO]
Securitized Products Group
--------------------------------------------------------------------------------


     $469 MILLION CONSUMERS FUNDING LLC SECURITIZATION BONDS, SERIES 2001-1
                            CONSUMERS ENERGY COMPANY
                                   (SERVICER)

                             TRANSACTION HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------
                                           Expected
                                            Ratings          Average                                Expected
                             Tranche     (Moody's/S&P/    Life/Modified      Payment      Expected    Legal
  Class         Size          Type          Fitch)           Duration         Window       Final      Final
--------------------------------------------------------------------------------------------------------------
   A-1      $137,000,000   Sequential     Aaa/AAA/AAA      3.0 yrs./2.8    [58] months    4/20/07    4/20/09
--------------------------------------------------------------------------------------------------------------
   A-2      $104,000,000   Sequential     Aaa/AAA/AAA      7.0 yrs./5.8    [37] months    4/20/10    4/20/12
--------------------------------------------------------------------------------------------------------------
   A-3      $107,000,000   Sequential     Aaa/AAA/AAA     10.0 yrs./7.5    [37] months    4/20/13    4/20/15
--------------------------------------------------------------------------------------------------------------
   A-4      $120,592,000   Sequential     Aaa/AAA/AAA     12.8 yrs./8.8    [31] months   10/20/15   10/20/16
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BOOK-RUNNING
MANAGER:                         Morgan Stanley

CO-MANAGERS:                     Banc One Capital Markets, Inc., Barclays Capital, J.P. Morgan Securities Inc., Loop
                                 Capital Markets, LLC

EXPECTED PRICING:                On or about October 30, 2001.  Securitization Bonds priced to maturity

EXPECTED SETTLEMENT:             November 8, 2001, settling flat through DTC, Cedel and Euroclear

INTEREST PAYMENTS:               Quarterly, on the 20th of each January, April, July and October

PRINCIPAL PAYMENTS:              Quarterly, on the 20th of each January, April, July and October

FIRST INTEREST PAYMENT:          July 20, 2002

FIRST PRINCIPAL PAYMENT:         July 20, 2002

DAY COUNT BASIS:                 30/360

CREDIT ENHANCEMENT:              (i)  Mandatory true-up mechanism - enables rates charged to customers to be adjusted to cover scheduled debt service, pay expenses, fund overcollateralization and replenish capital subaccount

                                 (ii) Capital subaccount (upfront deposit of 0.5% of initial aggregate principal balance)

                                 (iii)Overcollateralization subaccount: 0.5% of initial aggregate principal balance (initially
                                      $0, funded ratably over life of Securitization Bonds, reaching an aggregate balance of
                                      $2,342,960)

TRUE-UP ADJUSTMENTS:                              TRUE-UP FREQUENCY                                   PAYMENT DATES
                                 -----------------------------------------------   -------------------------------------------------
                                                      Annually                                      10/20/02 - 7/20/14
                                                                                                   10/20/14 - 10/20/15
                                                      Quarterly

OPTIONAL CLEAN-UP CALL:          5% of initial aggregate principal balance

ERISA ELIGIBILITY:               All classes, subject to applicable ERISA exemptions
------------------------------------------------------------------------------------------------------------------------------------

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated considers reliable. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus Supplement and the accompanying Prospectus. Such Prospectus Supplement and Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus Supplement and the accompanying Prospectus. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request, Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any be Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY
                                   OCTOBER 24, 2001      [CONSUMERS ENERGY LOGO]
Securitized Products Group
--------------------------------------------------------------------------------


               PROJECTED SECURITIZATION BOND AMORTIZATION SCHEDULE


Consumers will file true-up requests with the MPSC to adjust Securitization Charges ("SCs") so that the actual class balance matches the projected class balance by the appropriate payment date.

    DISTRIBUTION DATE                CLASS A-1            CLASS A-2              CLASS A-3             CLASS A-4
    -----------------                ---------            ---------              ---------             ---------
      Issuance Date                137,000,000          104,000,000            107,000,000           120,592,000
         7/20/02                   128,720,891          104,000,000            107,000,000           120,592,000
        10/20/02                   121,350,370          104,000,000            107,000,000           120,592,000
         1/20/03                   114,630,652          104,000,000            107,000,000           120,592,000
         4/20/03                   107,976,351          104,000,000            107,000,000           120,592,000
         7/20/03                   101,981,339          104,000,000            107,000,000           120,592,000
        10/20/03                    94,500,998          104,000,000            107,000,000           120,592,000
         1/20/04                    87,612,564          104,000,000            107,000,000           120,592,000
         4/20/04                    80,715,991          104,000,000            107,000,000           120,592,000
         7/20/04                    74,520,026          104,000,000            107,000,000           120,592,000
        10/20/04                    66,832,919          104,000,000            107,000,000           120,592,000
         1/20/05                    59,736,094          104,000,000            107,000,000           120,592,000
         4/20/05                    52,616,495          104,000,000            107,000,000           120,592,000
         7/20/05                    46,191,205          104,000,000            107,000,000           120,592,000
        10/20/05                    38,259,263          104,000,000            107,000,000           120,592,000
         1/20/06                    30,926,005          104,000,000            107,000,000           120,592,000
         4/20/06                    23,574,987          104,000,000            107,000,000           120,592,000
         7/20/06                    16,907,667          104,000,000            107,000,000           120,592,000
        10/20/06                     8,717,743          104,000,000            107,000,000           120,592,000
         1/20/07                     1,139,254          104,000,000            107,000,000           120,592,000
         4/20/07                             0           97,549,681            107,000,000           120,592,000
         7/20/07                             -           90,608,485            107,000,000           120,592,000
        10/20/07                             -           82,108,480            107,000,000           120,592,000
         1/20/08                             -           74,205,689            107,000,000           120,592,000
         4/20/08                             -           66,276,972            107,000,000           120,592,000
         7/20/08                             -           58,978,150            107,000,000           120,592,000
        10/20/08                             -           50,103,090            107,000,000           120,592,000
         1/20/09                             -           41,833,037            107,000,000           120,592,000
         4/20/09                             -           33,541,929            107,000,000           120,592,000
         7/20/09                             -           25,865,469            107,000,000           120,592,000
        10/20/09                             -           16,595,518            107,000,000           120,592,000
         1/20/10                             -            7,937,703            107,000,000           120,592,000
         4/20/10                             -                    0            106,263,036           120,592,000
         7/20/10                             -                    -             98,186,938           120,592,000
        10/20/10                             -                    -             88,490,550           120,592,000
         1/20/11                             -                    -             79,400,981           120,592,000
         4/20/11                             -                    -             70,286,887           120,592,000
         7/20/11                             -                    -             61,745,685           120,592,000
        10/20/11                             -                    -             51,566,082           120,592,000

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated considers reliable. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus Supplement and the accompanying Prospectus. Such Prospectus Supplement and Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus Supplement and the accompanying Prospectus. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request, Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any be Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY
                                   OCTOBER 24, 2001      [CONSUMERS ENERGY LOGO]
Securitized Products Group
--------------------------------------------------------------------------------


    DISTRIBUTION DATE         CLASS A-1          CLASS A-2         CLASS A-3         CLASS A-4
    -----------------         ---------          ---------         ---------         ---------
         1/20/12                      -                    -       41,997,891       120,592,000
         4/20/12                      -                    -       32,406,846       120,592,000
         7/20/12                      -                    -       23,372,296       120,592,000
        10/20/12                      -                    -       12,681,245       120,592,000
         1/20/13                      -                    -        2,605,416       120,592,000
         4/20/13                      -                    -                0       113,099,636
         7/20/13                      -                    -                -       103,535,061
        10/20/13                      -                    -                -        92,287,158
         1/20/14                      -                    -                -        81,647,134
         4/20/14                      -                    -                -        70,975,331
         7/20/14                      -                    -                -        60,816,612
        10/20/14                      -                    -                -        48,955,284
         1/20/15                      -                    -                -        37,568,024
         4/20/15                      -                    -                -        25,354,216
         7/20/15                      -                    -                -        13,612,417
        10/20/15                      -                    -                -                 0

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated considers reliable. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus Supplement and the accompanying Prospectus. Such Prospectus Supplement and Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus Supplement and the accompanying Prospectus. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request, Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any be Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY
                                   OCTOBER 24, 2001      [CONSUMERS ENERGY LOGO]
Securitized Products Group
--------------------------------------------------------------------------------


                           DECREMENT TABLE TO MATURITY

    DISTRIBUTION DATE         CLASS A-1          CLASS A-2         CLASS A-3         CLASS A-4
    -----------------         ---------          ---------         ---------         ---------
                                 %                  %                 %                 %
      Issuance Date              100                100               100               100
         7/20/02                  94                100               100               100
        10/20/02                  89                100               100               100
         1/20/03                  84                100               100               100
         4/20/03                  79                100               100               100
         7/20/03                  74                100               100               100
        10/20/03                  69                100               100               100
         1/20/04                  64                100               100               100
         4/20/04                  59                100               100               100
         7/20/04                  54                100               100               100
        10/20/04                  49                100               100               100
         1/20/05                  44                100               100               100
         4/20/05                  38                100               100               100
         7/20/05                  34                100               100               100
        10/20/05                  28                100               100               100
         1/20/06                  23                100               100               100
         4/20/06                  17                100               100               100
         7/20/06                  12                100               100               100
        10/20/06                  6                 100               100               100
         1/20/07                  1                 100               100               100
         4/20/07                  0                  94               100               100
         7/20/07                  -                  87               100               100
        10/20/07                  -                  79               100               100
         1/20/08                  -                  71               100               100
         4/20/08                  -                  64               100               100
         7/20/08                  -                  57               100               100
        10/20/08                  -                  48               100               100
         1/20/09                  -                  40               100               100
         4/20/09                  -                  32               100               100
         7/20/09                  -                  25               100               100
        10/20/09                  -                  16               100               100
         1/20/10                  -                  8                100               100
         4/20/10                  -                  0                 99               100
         7/20/10                  -                  -                 92               100
        10/20/10                  -                  -                 83               100
         1/20/11                  -                  -                 74               100
         4/20/11                  -                  -                 66               100
         7/20/11                  -                  -                 58               100
        10/20/11                  -                  -                 48               100
         1/20/12                  -                  -                 39               100
         4/20/12                  -                  -                 30               100
         7/20/12                  -                  -                 22               100



This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated considers reliable. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus Supplement and the accompanying Prospectus. Such Prospectus Supplement and Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus Supplement and the accompanying Prospectus. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request, Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any be Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY
                                   OCTOBER 24, 2001      [CONSUMERS ENERGY LOGO]
Securitized Products Group
--------------------------------------------------------------------------------


    DISTRIBUTION DATE         CLASS A-1          CLASS A-2         CLASS A-3         CLASS A-4
    -----------------         ---------          ---------         ---------         ---------
                                  %                  %                 %                 %
        10/20/12                  -                  -                 12               100
         1/20/13                  -                  -                 2                100
         4/20/13                  -                  -                 0                 94
         7/20/13                  -                  -                 -                 86
        10/20/13                  -                  -                 -                 77
         1/20/14                  -                  -                 -                 68
         4/20/14                  -                  -                 -                 59
         7/20/14                  -                  -                 -                 50
        10/20/14                  -                  -                 -                 41
         1/20/15                  -                  -                 -                 31
         4/20/15                  -                  -                 -                 21
         7/20/15                  -                  -                 -                 11
        10/20/15                  -                  -                 -                 0


           AVERAGE LIFE SENSITIVITY TO DECREASES IN FORECASTED SALES

The following table highlights the sensitivity of the average lives of the various classes to decreases in forecasted sales.

                                                               ANNUAL DECLINES IN FORECASTED ENERGY CONSUMPTION
                             TARGETED             -------------------------------------------------------------------------
        CLASS                AVG. LIFE               0%                   5%                   10%                   15%
      ---------              ---------            ---------           ---------             ---------             ---------
         A-1                     3.0                  3.0                  3.0                  3.1                   3.2
         A-2                     7.0                  7.0                  7.0                  7.1                   7.2
         A-3                    10.0                 10.0                 10.0                 10.0                  10.1
         A-4                    12.8                 12.8                 12.8                 12.8                  12.8


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